EXHIBIT 99.1
INDEX

COLONIAL PROPERTIES TRUST:

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2005	F-2

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2005	F-3

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2004	F-4

COLONIAL PROPERTIES TRUST
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2005
(in thousands)

	HISTORICAL
	COLONIAL PROPERTIES	SALE/CONTRIBUTION	PRO FORMA		CONSOLIDATED
	TRUST (A)	TO JOINT VENTURE (B)	ADJUSTMENTS (C)		PRO FORMA
ASSETS
Land, buildings, & equipment	$4,113,120	$(308,207)	$—		$3,804,913
Undeveloped land and construction in progress	181,784	(7,539)	—		174,245
Less: Accumulated depreciation	(489,422)	69,149	—		(420,273)
Real estate assets held for sale, net	484,822	—	—		484,822

Net real estate assets	4,290,304	(246,597)	—		4,043,707

Cash and equivalents	69,250	(234)	90,296	C-1	159,312
Restricted cash	7,103	—	—		7,103
Accounts receivable, net	23,995	(1,109)	—		22,886
Notes receivable	31,628	(91)	—		31,537
Prepaid expenses	18,319	(15)	—		18,304
Deferred debt and lease costs	50,880	(5,659)	—		45,221
Investment in partially owned entities	142,653	—	(3,500)	C-2	139,153
Other assets	125,376	(9)	—		125,367

	4,759,508	(253,714)	86,796		4,592,590

LIABILITIES AND SHAREHOLDERS’ EQUITY
Notes and mortgages payable	2,318,667	—	—		2,318,667
Unsecured credit facility and bridge loan	337,413	—	(261,389)	C-3	76,024
Mortgages payable related to realestate assets held for sale	168,966	—	—		168,966

Total long-term liabilities	2,825,046	—	(261,389)		2,563,657

Accounts payable	58,143	(1,675)	—		56,468
Accrued interest	23,846	—	—		23,846
Accrued expenses	47,244	(1,917)	—		45,327
Tenant deposits	7,712	(47)	—		7,665
Unearned rent	3,232	(294)	—		2,938
Other liabilities	4,462	—	—		4,462

Total liabilities	2,969,685	(3,933)	(261,389)		2,704,363

Minority interest:
Preferred units	100,000	—	—		100,000
Common units	270,197	—	—		270,197
Limited partners’ interest in consolidated partnership	7,378	—	—		7,378

Total minority interest	377,575	—	—		377,575

Shareholders’ equity	1,412,248	(249,781)	348,185	C-4	1,510,652

Total shareholders’ equity	1,412,248	(249,781)	348,185		1,510,652

	$4,759,508	$(253,714)	$86,796		$4,592,590

(A)	Amounts are derived from the unaudited Condensed Consolidated Balance Sheet included in Colonial’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2005.

(B)	Amounts represent the unaudited historical balance sheets as of September 30, 2005 for Colonial Mall Myrtle Beach, Colonial Mall Greenville, Colonial Mall Bel Air, Colonial Mall Valdosta, Colonial Mall Glynn Place and Colonial University Village.

(C)	Pro Forma Adjustments:
C-1	Amount represents portion of proceeds to be used to fund future investment activities.

C-2	Amount represents the value of Colonial’s investment in the Joint Venture of approximately $7.7 million, offset by the excess basis difference on the transaction of approximately $11.2 million, which will be amortized over the life of the investment.

C-3	Amount represents portion of proceeds used to reduce borrowings under Colonial’s unsecured line of credit. The decrease in interest expense as a result of the reduction of the unsecured line of credit balance (approximately $8 million for the nine months ended September 30, 2005 and the twelve months ended December 31, 2004) has not been reflected in the pro forma condensed consolidated statements of operations for the applicable periods.

C-4	Amount represents the net proceeds from the sale and contribution of the six regional malls to the Joint Venture.

COLONIAL PROPERTIES TRUST
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005
(in thousands, except share and per share data)

	HISTORICAL
	COLONIAL PROPERTIES	SALE/CONTRIBUTION	PRO FORMA		CONSOLIDATED
	TRUST (D)	TO JOINT VENTURE (E)	ADJUSTMENTS (F)		PRO FORMA
Revenue:
Base Rent	$296,308	$(21,080)	$—		$275,228
Percentage rent	1,540	(734)	—		806
Tenant recoveries	27,254	(7,103)	—		20,151
Other property related revenue	20,407	(2,361)	900	F-1	18,946
Other non-property related revenue	10,483	—	—		10,483

Total revenue	355,992	(31,278)	900		325,614

Operating Expenses:
Property operating expenses:
General operating expenses	28,703	(2,144)	—		26,559
Salaries and benefits	21,651	(905)	—		20,746
Repairs and maintenance	31,344	(4,934)	—		26,410
Taxes, licenses, and insurance	38,057	(1,841)	—		36,216
General and administrative	30,543	—	—		30,543
Depreciation	94,557	(8,991)	—		85,566
Amortization	51,391	(308)	—		51,083

Total operating expenses	296,246	(19,123)	—		277,123

Income from operations	59,746	(12,155)	900		48,491

Other income (expense):
Interest expense	(89,231)	—	—		(89,231)
Interest income	2,688	(25)	—		2,663
Income from investments	1,100	—	1,218	F-2	2,318
Gains (losses) on hedging activities	497	—	—		497
Gains from sales of property	10,795	—	—		10,795
Other	(1,613)	—	—		(1,613)

Total other income (expense)	(75,764)	(25)	1,218		(74,571)
				nbsp;
Income (loss) before minority interest	(16,018)	(12,180)	2,118		(26,080)

Minority interest in CRLP — common unitholders	9,544	—	2,337	F-3	11,881
Minority interest in CRLP — preferred unitholders	(5,438)	—	—		(5,438)
Minority interest of limited partners	(3,469)	—	—		(3,469)

Income (loss) from continuing operations	(15,381)	(12,180)	4,455		(23,106)

Dividends to preferred shareholders	(16,159)	—	—		(16,159)
Preferred share issuance costs	—	—	—		-

Income (loss) from continuing operations available to common shareholders	$(31,540)	$(12,180)	$4,455		$(39,265)

Weighted average common shares outstanding:
Basic	35,837				35,837
Diluted	35,837				35,837

Income (loss) from continuing operations per share:
Basic	$(0.88)				$(1.10)
Diluted	$(0.88)				$(1.10)

(D)	Amounts are derived from the unaudited Condensed Consolidated Statement of Operations included in Colonial’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2005.

(E)	Amounts represent the unaudited historical statements of operations for the nine months ended September 30, 2005 for Colonial Mall Myrtle Beach, Colonial Mall Greenville, Colonial Mall Bel Air, Colonial Mall Valdosta, Colonial Mall Glynn Place and Colonial University Village.

(F)	Pro Forma Adjustments:
F-1	Amount represents fees for management and leasing responsibilities retained by Colonial.

F-2	Amount represents Colonial’s 10% minority interest in the Joint Venture.

F-3	Amount represents the allocation of earnings to minority interest in the operating partnership as a result of the pro forma adjustments based on the weighted average minority interest ownership percentage for the periods presented.

COLONIAL PROPERTIES TRUST
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2004
(in thousands, except share and per share data)

	HISTORICAL
	COLONIAL PROPERTIES	SALE/CONTRIBUTION	PRO FORMA		CONSOLIDATED
	TRUST (G)	TO JOINT VENTURE (H)	ADJUSTMENTS (I)		PRO FORMA
Revenue:
Minimum rent	$260,409	$(28,678)	$—		$231,731
Percentage rent	2,735	(1,691)	—		1,044
Tenant recoveries	30,133	(9,450)	—		20,683
Other property related revenue	18,528	(3,270)	1,200	I-1	16,458
Other non-property related revenue	8,282	—	—		8,282

Total revenue	320,087	(43,089)	1,200		278,198

Operating Expenses:
Property operating expenses:
General operating expenses	23,747	(2,975)	—		20,772
Salaries and benefits	15,707	(1,169)	—		14,538
Repairs and maintenance	29,291	(2,380)	—		26,911
Taxes, licenses, and insurance	29,908	(7,002)	—		22,906
General and administrative	27,208	—	—		27,208
Depreciation	79,733	(10,093)	—		69,640
Amortization	12,950	(253)	—		12,697

Total operating expenses	218,544	(23,872)	—		194,672

Income from operations	101,543	(19,217)	1,200		83,526

Other income (expense):
Interest expense	(75,103)	(697)	—		(75,800)
Income from investments	1,041	—	2,022	I-2	3,063
Gains (losses) on hedging activities	387	—	—		387
Gains from sales of property	4,747	(303)	—		4,444
Other	(691)	—	—		(691)

Total other income (expense)	(69,619)	(1,000)	2,022		(68,597)

Income (loss) before minority interest	31,924	(20,217)	3,222		14,929

Minority interest in CRLP — common unitholders	(2,588)	—	4,695	I-3	2,107
Minority interest in CRLP — preferred unitholders	(7,493)	—	—		(7,493)
Minority interest of limited partners	(281)	—	—		(281)

Income (loss) from continuing operations	21,562	(20,217)	7,917		9,262

Dividends to preferred shareholders	(14,781)	—	—		(14,781)
Preferred share issuance costs	—	—	—		—

Income (loss) from continuing operations available to common shareholders	$6,781	$(20,217)	$7,917		$(5,519)

Weighted average common shares outstanding:
Basic	27,121				27,121
Diluted	27,462				27,121

Income (loss) from continuing operations per share:
Basic	$0.25				$(0.20)
Diluted	$0.25				$(0.20)

(G)	Amounts are derived from the Consolidated Statement of Operations for the year ended December 31, 2004 included in Colonial’s Form 8-K filed with the Securities and Exchange Commission on May 17, 2005.

(H)	Amounts represent the unaudited historical statements of operations for the year ended December 31, 2004 for Colonial Mall Myrtle Beach, Colonial Mall Greenville, Colonial Mall Bel Air, Colonial Mall Valdosta, Colonial Mall Glynn Place and Colonial University Village.

(I)	Pro Forma Adjustments:
I-1	Amount represents fees for management and leasing responsibilities retained by Colonial.

I-2	Amount represents Colonial’s 10% minority interest in the Joint Venture.

I-3	Amount represents the allocation of earnings to minority interest in the operating partnership as a result of the pro forma adjustments based on the weighted average minority interest ownership percentage for the periods presented.

F-4